EXECUTION VERSION USActive 57717504.4 CHURCHILL NCDLC CLO-I, LLC NOTES U.S.$199,000,000 CLASS A-1 SENIOR SECURED FLOATING RATE NOTES DUE 2034 U.S.$34,250,000 CLASS A-1F SENIOR SECURED FIXED RATE NOTES DUE 2034 U.S.$47,250,000 CLASS B SENIOR SECURED FLOATING RATE NOTES DUE 2034 U.S.$31,500,000 CLASS C SECURED DEFERRABLE FLOATING RATE NOTES DUE 2034 U.S.$27,000,000 CLASS D SECURED DEFERRABLE FLOATING RATE NOTES DUE 2034 U.S.$79,325,000 SUBORDINATED NOTES DUE 2034 PURCHASE AND PLACEMENT AGREEMENT April 22, 2022 Wells Fargo Securities, LLC, as Initial Purchaser 550 South Tryon Street Charlotte, NC 28202 Attention: Corporate Debt Finance NatWest Markets Plc, as Co-Placement Agent 250 Bishopsgate London EC2M 4AA Ladies and Gentlemen: Section 1. Authorization of Notes. This Purchase and Placement Agreement (this “Agreement”) is entered into among Churchill NCDLC CLO-I, LLC, a Delaware limited liability company (the “Issuer”), Wells Fargo Securities, LLC (“Wells Fargo”), as initial purchaser (in such capacity, the “Initial Purchaser”) and NatWest Markets Plc (“NatWest Markets”), as co-placement agent (in such capacity, the “Co- Placement Agent” and together with Wells Fargo, the “Placement Agents”). The Issuer proposes that, subject to the terms and conditions stated in this Agreement, the Issuer sell to the Initial Purchaser U.S.$199,000,000 Class A-1 Senior Secured Floating Rate Notes (the “Class A-1 Notes”), U.S.$34,250,000 Class A-1F Senior Secured Fixed Rate Notes (the “Class A-1F Notes” and, together with the Class A-1 Notes, the “Class A Notes”), U.S.$47,250,000 Class B Senior Secured Floating Rate Notes (the “Class B Notes”), U.S.$31,500,000 Class C Secured Deferrable Floating Rate Notes (the “Class C Notes”), Exhibit 10.1

USActive 57717504.4 2 U.S.$27,000,000 Class D Secured Deferrable Floating Rate Notes (the “Class D Notes” and, together with the Class A Notes, the Class B Notes and the Class C Notes, the “Secured Notes”) and U.S.$79,325,000 Subordinated Notes (the “Subordinated Notes” and, together with the Secured Notes, the “Purchased Notes” or the “Notes”). The Issuer will also incur Class A-L Loans in an aggregate principal amount of U.S.$30,000,000 (the “Class A-L Loans” and, together with the Secured Notes, the “Secured Debt” and the Secured Debt together with the Subordinated Notes, the “Debt”). The Notes will be issued pursuant to an Indenture (the “Indenture”), to be dated on or about May 20, 2022 (the “Closing Date”), between the Issuer and U.S. Bank Trust Company, National Association, as the Trustee (the “Trustee”) and the Class A-L Loans will be incurred pursuant to a Credit Agreement (the “Credit Agreement”), to be dated on or about the Closing Date, among the Issuer, as borrower, the Lenders from time to time party thereto and U.S. Bank Trust Company, National Association, as Trustee and Loan Agent. The primary assets of the Issuer are a pool of senior secured floating rate middle market loans (collectively, the “Collateral Obligations”). Pursuant to the Indenture, as security for the indebtedness represented by the Secured Debt, the Issuer will pledge and grant to the Trustee a security interest in the Collateral Obligations and its other assets (other than excluded property). Nuveen Churchill Direct Lending Corp., a Maryland corporation (“Nuveen”) will manage the Assets for the Issuer pursuant to the Collateral Management Agreement, to be dated as of the Closing Date (the “Collateral Management Agreement”) between the Issuer and Nuveen. The Issuer will retain U.S. Bank Trust Company, National Association (in such capacity, the “Collateral Administrator”) to perform certain administrative duties with respect to the Collateral Obligations pursuant to a Collateral Administration Agreement, to be dated as of the Closing Date (the “Collateral Administration Agreement”), among the Issuer, the Collateral Manager and the Collateral Administrator. This Agreement, the Indenture, the Collateral Management Agreement, the Credit Agreement, the Collateral Administration Agreement, the EU/UK Retention Agreement and the Securities Account Control Agreement are referred to collectively herein as the “Transaction Documents.” Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Indenture or the Second Preliminary Offering Circular (as defined below). The Notes are to be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), (I) to “qualified purchasers” for purposes of Section 3(c)(7) of the Investment Company Act (“Qualified Purchasers”) that are not “U.S. persons” (as defined in Regulation S) outside the United States in reliance on Regulation S (except the Subordinated Notes), and (II) to, or for the account or benefit of, persons that are both (A)(i) “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act (“QIBs”), (ii) solely in the case of Notes issued in certificated form, institutional “accredited investors” under clauses (1), (2), (3) or (7) of Rule 501(a) under the Securities Act (“Institutional Accredited Investors”), or (iii) solely in the case of Subordinated Notes, other “accredited investors” as defined in Rule 501(a) under the Securities Act (“Accredited Investors”) that are “knowledgeable employees” as defined in Rule 3c-5 under the Investment Company Act (“Knowledgeable Employees”) with respect to the Issuer and (B)(i) Qualified Purchasers, (ii) entities owned exclusively by Qualified Purchasers or (iii) solely in the case of the Subordinated Notes, Knowledgeable Employees with respect to the Issuer.

USActive 57717504.4 3 In connection with the sale of the Notes, the Issuer has prepared a preliminary offering circular dated April 4, 2022 (including any exhibits thereto and all information incorporated therein by reference, the “Initial Preliminary Offering Circular”) and a second preliminary offering circular dated April 21, 2022 (including any exhibits thereto and all information incorporated therein by reference, the “Second Preliminary Offering Circular”), and the Issuer will prepare a final offering circular to be delivered prior to the Closing Date (including any exhibits, amendments or supplements thereto and all information incorporated therein by reference, the “Final Offering Circular”, and each of the Initial Preliminary Offering Circular, the Second Preliminary Offering Circular and the Final Offering Circular, a “Circular”) including a description of the terms of the Debt, the terms of the offering, and the Issuer. It is understood and agreed that the Closing Date constitutes the time of the contract of sale for each purchaser of the Notes offered to the investors for purposes of Rule 159 under the Securities Act (the “Time of Sale”) and that (i) the Final Offering Circular and (ii) the information set forth on Schedule II hereto will constitute the entirety of the information conveyed to investors as of the Time of Sale (the “Time of Sale Information”). It is understood and agreed that nothing in this Agreement shall prevent either Placement Agent from entering into any agency agreements, underwriting agreements or other similar agreements governing the offer and sale of securities with any issuer or issuers of securities, and nothing contained herein shall be construed in any way as precluding or restricting either Placement Agent’s right to sell or offer for sale any securities issued by any person, including securities similar to, or competing with, the Debt. Subject to any Re-Pricing, during each Interest Accrual Period, the Class A-1 Notes shall bear interest at a rate equal to the then-applicable Reference Rate plus 1.80% per annum, the Class A-1F Notes shall bear interest at a per annum rate equal to 4.415%, the Class A-L Loans shall bear interest at a rate equal to the then-applicable Reference Rate plus 1.80% per annum, the Class B Notes shall bear interest at a per annum rate equal to the then-applicable Reference Rate plus 2.30% per annum, the Class C Notes shall bear interest at a per annum rate equal to the then- applicable Reference Rate plus 3.15% per annum and the Class D Notes shall bear interest at a per annum rate equal to the then-applicable Reference Rate plus 4.15%. The Subordinated Notes will not bear any interest. The Issuer hereby agrees with you, as the Placement Agents, as follows: Section 2. Purchase and Sale of Purchased Notes. Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Issuer agrees to sell to the Initial Purchaser the Purchased Notes, and the Initial Purchaser has agreed to purchase from the Issuer the applicable Purchased Notes in the aggregate principal amounts and at the purchase price percentages set forth on Schedule I hereto. It is understood and agreed that the structuring fees payable by the Issuer to each of Wells Fargo and NatWest Markets on the Closing Date with respect to its purchase of the Purchased Notes will be equal to the amount agreed to between Wells Fargo and the Issuer and NatWest Markets and the Issuer, respectively. It is understood and agreed that neither Placement Agent is acquiring, or has any obligation to acquire, Debt other than the Purchased Notes. It is further understood and agreed that the Placement Agents may retain the Purchased Notes, purchase the Purchased Notes for their

USActive 57717504.4 4 own account, or sell the Purchased Notes to their respective affiliates or to any other investor in accordance with the applicable provisions hereof and of the Indenture. The obligations of the Placement Agents hereunder are several and not joint, but there will be no specific allocation of Purchased Notes to any Placement Agent pursuant to this Agreement (any arrangement as to allocation to be set forth in a separate agreement among the Placement Agents). All settlements of the sale of Purchased Notes in global form will be made through the DTC account of Wells Fargo and the delivery of all Certificated Notes will be made through Wells Fargo. In addition, whether or not the transaction contemplated hereby shall be consummated, the Issuer agrees to pay all costs and expenses incident to the performance by the Issuer of its obligations hereunder and under the documents to be executed and delivered in connection with the offering, issuance, sale and delivery of the Notes and the incurrence of the Class A-L Loans (the “Documents”), including, without limitation or duplication: (i) the fees and disbursements of Cadwalader, Wickersham & Taft LLP, special United States counsel to the Placement Agents and the Issuer; (ii) the fees and expenses of the Trustee, the Loan Agent and the Collateral Administrator incurred in connection with the issuance or incurrence of the Debt and its counsel; (iii) the fees and expenses of any bank establishing and maintaining accounts in connection with the transaction; (iv) the fees and expenses of the accountants for the Issuer, including the fees for the “comfort letters” or “agreed-upon procedures letters” required by the Placement Agents, any rating agency or any purchaser in connection with the offering, sale, issuance and delivery of the Notes or the incurrence of the Class A-L Loans; (v) all expenses incurred in connection with the preparation and distribution of each Circular and other disclosure materials prepared and distributed and all expenses incurred in connection with the preparation and distribution of the Transaction Documents; (vi) the fees charged by any securities rating agency for rating the Secured Debt; (vii) the fees for any securities identification service for any CUSIP or similar identification number required by the purchasers or requested by either Placement Agent; (viii) the fees and disbursements of the Collateral Manager, including the fees and disbursements of Dechert LLP, United States counsel to the Collateral Manager; (ix) all expenses in connection with the qualification of the Notes for offering and sale under state securities laws, including the fees and disbursements of counsel and, if requested by either Placement Agent, the cost of the preparation and reproduction of any “blue sky” or legal investment memoranda; (x) any federal, state or local taxes, registration or filing fees (including Uniform Commercial Code financing statements) or other similar payments to any federal, state or local governmental authority in connection with the offering, sale, issuance and delivery of the Notes or the incurrence of the Class A-L Loans; and (xi) the reasonable fees and expenses of any special counsel or other experts required to be retained to provide advice, opinions or assistance in connection with the offering, issuance, sale and delivery of the Notes or the incurrence of the Class A-L Loans. Section 3. Delivery. Delivery of the Purchased Notes in the form of Global Notes shall be to The Depository Trust Company and delivery of the Purchased Notes in the form of Certificated Notes shall be to the offices of Cadwalader, Wickersham & Taft LLP on the Closing Date, or such other place, time or date as may be mutually agreed upon by the Placement Agents and the Issuer. Subject to the foregoing, the Purchased Notes will be registered in such names and such denominations as the Placement Agents shall specify in writing to the Issuer and the Trustee.

USActive 57717504.4 5 Section 4. Representations and Warranties of the Issuer. The Issuer represents and warrants to the Placement Agents, as of the date hereof and as of the Closing Date (it being understood that any representation and warranty with respect to the Preliminary Offering Circular is made as of the date hereof, and any representation and warranty with respect to the Final Offering Circular is made as of the Closing Date), that: (i) The Initial Preliminary Offering Circular, the Second Preliminary Offering Circular and any additional information and documents concerning the Notes, including but not limited to one or more marketing books or preliminary offering circulars, delivered by or on behalf of the Issuer to prospective purchasers of the Notes (collectively, such additional information and documents, including the information provided to the Debtholders a reasonable time after the Closing Date as described in “Credit Risk Retention—Post-Closing Update” in the Final Offering Circular (the “Post-Closing Information”), the “Additional Offering Documents”), did not or will not, each as of their respective dates or the date on which such statement was made did not include and, the Final Offering Circular and the Additional Offering Documents, as of the date thereof and as of the Closing Date, will not include, an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in each, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is being made as to the Wells Fargo Information or the NatWest Markets Information. (ii) The Time of Sale Information, as of the Time of Sale, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is being made as to the Wells Fargo Information or the NatWest Markets Information. (iii) The Issuer is a Delaware limited liability company, duly organized and validly existing under the laws of the State of Delaware, has all limited liability company power and authority necessary to own or hold its properties and conduct its business in which it is engaged as described in each Circular and has all licenses necessary to carry on its business as it is now being conducted and is licensed and qualified in each jurisdiction in which the conduct of its business (including, without limitation, the origination and acquisition of Collateral Obligations and performing its obligations hereunder and under the other Transaction Documents) requires such licensing or qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Issuer. (iv) This Agreement has been duly authorized, executed and delivered by the Issuer and, assuming due authorization, execution and delivery thereof by the other parties hereto, constitutes a valid and legally binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, subject, as to enforcement only, to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

USActive 57717504.4 6 (v) Each of the other Transaction Documents has been (or, as of the Closing Date, will be) duly authorized, executed and delivered by the Issuer and, assuming due authorization, execution and delivery thereof by the other parties thereto, constitutes a valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with their respective terms, subject, as to enforcement only, to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or the application of equitable principles in any proceeding, whether at law or in equity. (vi) The Notes have been or will be, prior to the Closing Date, duly authorized, and, when executed and authenticated in accordance with the Indenture and delivered to and paid for by the Placement Agents in accordance with this Agreement, or the other initial investors therein, will constitute valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject, as to enforcement only, to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or the application of equitable principles in any proceeding, whether at law or in equity, and will be entitled to the benefits of the Indenture. (vii) The Issuer has the authorized capitalization as set forth in the Second Preliminary Offering Circular. (viii) (A) As of the date hereof, other than as set forth in or contemplated by the Initial Preliminary Offering Circular or the Second Preliminary Offering Circular, and (B) as of the Closing Date, other than as set forth in or contemplated by the Final Offering Circular, there are no legal or governmental proceedings pending to which the Issuer is a party or of which any property or assets of the Issuer are the subject of which could reasonably be expected to materially adversely affect the financial position, stockholders’ or members’ equity or results of operations of the Issuer or on the performance by the Issuer of its respective obligations hereunder or under the other Transaction Documents to which it is (or will be) a party; and to the knowledge of the Issuer, no such proceedings are threatened or contemplated by governmental authorities or threatened by others. (ix) The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is (or will be) a party and the consummation by the Issuer of the transactions contemplated herein and therein and in all documents relating to the Debt will not result in any breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer is a or will be party or to which any of its properties or assets are or will be subject, except for such of the foregoing as to which relevant waivers, consents or amendments have been obtained and are in full force and effect or which would not reasonably be expected to have a material adverse effect on the financial position, stockholders’ or members’ equity or results of operations of the Issuer or on the performance by the Issuer of its obligations hereunder or under the other Transaction Documents to which it is (or will be) a party, nor will any such action result in a violation of the organizational documents of the Issuer or any applicable law.

USActive 57717504.4 7 (x) Neither the Issuer nor the pool of Collateral Obligations is, or after giving effect to the transactions contemplated by the Transaction Documents will be, required to be registered as an “investment company” under the Investment Company Act. (xi) Assuming (i) each of the Placement Agent’s representations herein are true and accurate and (ii) each other placement agent’s representations under each Circular or in any purchase agreement or representation letter, as applicable, in each case, are true and accurate, it is not necessary in connection with the offer, sale and delivery of the Notes in the manner contemplated by this Agreement and each Circular to register any Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended. (xii) The Notes satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act. As of the Closing Date, the Notes will not be (i) of the same class as securities listed on a national securities exchange in the United States that is registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (ii) quoted in any “automated inter-dealer quotation system” (as such term is used in the Exchange Act) in the United States. (xiii) The Issuer owns (or will own) the Collateral Obligations included in the Assets free and clear of all liens, encumbrances, adverse claims or security interests (“Liens”), other than Liens permitted by the Transaction Documents. (xiv) [Reserved]. (xv) [Reserved]. (xvi) [Reserved]. (xvii) No consent, authorization or order of, or filing or registration with, any court or governmental agency is or will, as of the Closing Date, be required for the issuance and sale of the Notes, the incurrence of the Class A-L Loans or the execution, delivery and performance by the Issuer of this Agreement or the other Transaction Documents to which it is (or will be) a party, except such consents, approvals, authorizations, filings, registrations or qualifications as have been obtained or will have been obtained by the Closing Date or as may be required under the Securities Act or state securities or blue sky laws or the rules and regulations of the Financial Industry Regulatory Authority in connection with the sale and delivery of the Notes in the manner contemplated herein. (xviii) [Reserved]. (xix) The Collateral Obligations will, as of the Closing Date, in all material respects have the characteristics described in the Time of Sale Information and the Final Offering Circular. (xx) Each of the representations and warranties of the Issuer set forth in each of the other Transaction Documents is true and correct in all material respects.

USActive 57717504.4 8 (xxi) No adverse procedures were used in selecting the Collateral Obligations owned by the Issuer. (xxii) Neither the Issuer nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act (“Regulation D”)) of the Issuer nor anyone acting on their behalf has or will have, directly or indirectly (except to or through the Placement Agents), sold or offered, or attempted to offer or sell, or solicited any offers to buy, or otherwise approached or negotiated in respect of, any of the Notes (other than the Notes sold by the Issuer directly to the initial investors) and neither the Issuer nor any of its affiliates will do any of the foregoing. As used herein, the terms “offer” and “sale” have the meanings specified in Section 2(3) of the Securities Act. (xxiii) Neither the Issuer nor any affiliate (as defined in Rule 501(b) of Regulation D) of the Issuer has or will directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the offering contemplated by each Circular or engaged in any form of general solicitation or general advertising in connection with the offering of the Notes. (xxiv) With respect to any Notes subject to the provisions of Regulation S of the Securities Act, the Issuer has not offered or sold such Notes during the Distribution Compliance Period to a U.S. person or for the account or benefit of a U.S. person (other than the Placement Agents). For this purpose, the terms “Distribution Compliance Period” and “U.S. person” are defined as such term is defined in Regulation S. (xxv) Since the date of the latest audited financial statements of the Issuer, there has been no change or any development or event involving a prospective change which has had or could reasonably be expected to have a material adverse change in or effect on (i) the business, operations, properties, assets, liabilities, stockholders’ or members’ equity, earnings, condition (financial or otherwise), results of operations, or management of the Issuer and its subsidiaries, considered as one enterprise, whether or not in the ordinary course of business, or (ii) the ability of the Issuer to perform its obligations hereunder or under the other Transaction Documents. (xxvi) The Notes, the Class A-L Loans and the Transaction Documents conform in all material respects to the descriptions thereof in the Preliminary Offering Circular and will conform in all material respects to the descriptions thereof in the Final Offering Circular. (xxvii) Any taxes, fees, and other governmental charges in connection with the execution and delivery of this Agreement and the other Transaction Documents and the execution, delivery, and sale of the Debt have been or will be paid at or before the Closing Date. (xxviii)The Issuer has executed and delivered a written representation (the “17g-5 Representation”) to the Rating Agency that it will take the actions specified in paragraphs

USActive 57717504.4 9 (a)(3)(iii)(A) through (D) of Rule 17g-5 of the Exchange Act, and the Issuer has complied and shall comply with the 17g-5 Representation, other than any breach of the 17g-5 Representation that would not have a material adverse effect on the Debt. (xxix) The Issuer hereby (i) acknowledges that the Initial Purchaser has posted or will post on or prior to the Closing Date to the 17g-5 Website all information in its possession that the Initial Purchaser considered necessary or advisable to obtain ratings on the Secured Debt and to organize, maintain and categorize such information, and (ii) ratifies such actions by the Initial Purchaser. The Issuer shall not hold the Placement Agents or any of their respective Affiliates liable in any way for any information the Placement Agents posted or did not post to the 17g-5 Website in good faith, and expressly waives any claims or causes of action it has or may have against the Placement Agents by reason of any losses, liabilities, damages and expenses the Issuer may incur as a result of information the Placement Agents posted or did not post to the 17g-5 Website in good faith. The Issuer further acknowledges that (i) the Placement Agents make no representations or warranties as to the accuracy or completeness of any information it has posted to the 17g-5 Website and (ii) the Placement Agents will not indemnify the Issuer for any losses, liabilities, damages and expenses incurred in connection with the 17g-5 Website. (xxx) The Issuer hereby acknowledges and agrees that on and after the Closing Date (i) the Placement Agents will not be responsible for maintaining the 17g-5 Website, posting any notices or other communications to the 17g-5 Website or ensuring that the 17g- 5 Website complies with the requirements of the Indenture, Rule 17g-5, or any other law or regulation; (ii) the Placement Agents make no representation or warranty in respect of (A) the content of the 17g-5 Website or compliance by the 17g-5 Website with the Indenture, (B) Rule 17g-5, or any other law or regulation or (C) the accuracy or completeness of any information it has posted to the 17g-5 Website; (iii) the Placement Agents will not be responsible or liable for the dissemination of any identification numbers or passwords for the 17g-5 Website; (iv) the Placement Agents will not be liable for the use of the information posted on the 17g-5 Website, whether by the Issuers, a Rating Agency or any other Person that may gain access to the 17g-5 Website or the information posted thereon and (v) the Placement Agents will not indemnity the Issuer for any losses, liabilities, damages or expenses incurred in connection with the 17g-5 Website. (xxxi) No proceeds received by the Issuer in respect of the Debt will be used by the Issuer to acquire any security in any transaction which is subject to Section 13 or 14 of the Exchange Act. (xxxii) (i) The Issuer and its ERISA Affiliates is in compliance in all material respects with ERISA unless any failure to so comply could not reasonably be expected to have a material adverse effect and (ii) no lien under Section 303(k) of ERISA or Section 430(k) of the Code exists on any of the Assets. As used in this paragraph, the term “ERISA Affiliate” means, with respect to any Person, a corporation, trade or business that is, along with such Person, a member of a controlled group (as described in Section 414 of the Code or Section 4001 of ERISA).

USActive 57717504.4 10 (xxxiii)The Issuer has not paid or agreed to pay to any person any compensation for soliciting another to purchase any of the Notes (except as contemplated by this Agreement). (xxxiv) The Issuer has not taken and will not take, directly nor indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any Notes or to facilitate the sale or resale of the Notes. (xxxv) On and immediately after the Closing Date, the Issuer (after giving effect to the issuance or incurrence of the Debt and to the other transactions related thereto as described in the Time of Sale Information and the Final Offering Circular) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date such Person, that on such date (A) the present fair market value (or present fair saleable value) of the assets of such Person is not less than the total amount required to pay the probable liabilities of such Person on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (B) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (C) assuming the sale of the Debt as contemplated by this Agreement, the Time of Sale Information and the Final Offering Circular, such Person is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (D) such Person is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. Section 5. Sale of Purchased Notes to the Placement Agents. The sale of the Purchased Notes to the applicable Placement Agent will be made without registration of the Purchased Notes under the Securities Act, in reliance upon the exemption therefrom provided by Section 4(a)(2) of the Securities Act. Each of the representations, covenants and agreements below by the Placement Agents shall be made solely with respect to each Placement Agent as to itself and the applicable Purchased Notes. (a) The Placement Agents and the Issuer hereby agree that the Purchased Notes will be offered and sold only in transactions exempt from registration under the Securities Act. The Placement Agents and the Issuer will each reasonably believe at the time of any sale of the Purchased Notes by the Issuer through the Placement Agents that (i) either (A) such purchasers are, or is purchasing for the account or benefit of, persons that are both (x) (1) Qualified Institutional Buyers, (2) solely in the case of Notes issued in certificated form, Institutional Accredited Investors, or (3) solely in the case of Subordinated Notes, other Accredited Investors that are Knowledgeable Employees with respect to the Issuer and (y) (1) Qualified Purchasers, (2) entities owned exclusively by Qualified Purchasers or (3) solely in the case of the Subordinated Notes, Knowledgeable Employees with respect to the Issuer or (B) each purchaser is acquiring the

USActive 57717504.4 11 Notes in an offshore transaction meeting the requirements of Regulation S and is a Qualified Purchaser, and (ii) that the offering of the Purchased Notes will be made in a manner that will enable the offer and sale of the Purchased Notes to be exempt from registration under state securities or Blue Sky laws; and each such party understands that no action has been taken to permit a public offering in any jurisdiction where action would be required for such purpose. The Placement Agents and the Issuer each further agree not to (i) engage (and represents that it has not engaged) in any activity that would constitute a public offering of the Notes within the meaning of Section 4(a)(2) of the Securities Act or (ii) offer or sell the Notes by (and represents that it has not engaged in) any form of general solicitation or general advertising (as those terms are used in Regulation D), including the methods described in Rule 502(c) of Regulation D, in connection with any offer or sale of the Notes. (b) Each Placement Agent hereby represents and warrants to and agrees with the Issuer, that (i) it is a QIB and a Qualified Purchaser and (ii) it will offer the Purchased Notes only (A) to Qualified Purchasers that are not “U.S. persons” (as defined in Regulation S), outside the United States in reliance on Regulation S, and (B) to, or for the account or benefit of, persons that are both (x) (1) Qualified Institutional Buyers, (2) solely in the case of Notes issued in certificated form, Institutional Accredited Investors, or (3) solely in the case of Subordinated Notes, other Accredited Investors that are Knowledgeable Employees with respect to the Issuer and (y) (1) Qualified Purchasers, (2) entities owned exclusively by Qualified Purchasers or (3) solely in the case of the Subordinated Notes, Knowledgeable Employees with respect to the Issuer. Each Placement Agent further agrees that it will deliver to each purchaser of the Purchased Notes, at or prior to the Time of Sale, a copy of the Time of Sale Information, as then amended or supplemented. (c) Each Placement Agent hereby represents that it is duly authorized and possesses the requisite corporate power to enter into this Agreement. (d) Each Placement Agent hereby represents there is no action, suit or proceeding pending against or, to the knowledge of such Placement Agent, threatened against or affecting, such Placement Agent before any court or arbitrator or any government body, agency, or official which could reasonably be expected to materially adversely affect the ability of such Placement Agent to perform its obligations under this Agreement. (e) Each Placement Agent hereby represents and agrees that all offers and sales of the Purchased Notes by it to non-United States persons, prior to the expiration of the Distribution Compliance Period, will be made only in accordance with the provisions of Rule 903 or Rule 904 of Regulation S (except to the extent of any beneficial owners thereof who acquired an interest therein pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a Global Note, as contemplated in the Indenture) and only upon receipt of certification of beneficial ownership of the securities by a non-U.S. Person in the form provided in the Indenture. For this purpose, the terms “Distribution Compliance Period” and “U.S. person” are defined as such term is defined in Regulation S. (f) [Reserved].

USActive 57717504.4 12 (g) It represents and agrees it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any Purchased Notes to any retail investor in the European Economic Area. For the purposes of this provision: (i) the expression “retail investor” means a person who is one (or more) of the following: (1) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (2) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (3) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 (as amended). (h) It represents and agrees it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any Purchased Notes to any retail investor in the United Kingdom. For the purposes of this provision, the expression “retail investor” means a person who is one (or more) of the following: (1) a retail client as defined in point (8) of Article 2 of Regulation (EU) 2017/565 as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended, the “EUWA”); or (2) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of UK domestic law by virtue of the EUWA; or (3) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of UK domestic law by virtue of the EUWA Section 6. Certain Agreements of the Issuer. The Issuer covenants and agrees with the Placement Agents as follows: (a) If, at any time prior to the earlier of the completion of the distribution as determined by the Placement Agents and the 90th day following the Closing Date, any event involving the Issuer shall occur as a result of which the Final Offering Circular (as then amended or supplemented) would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Issuer will immediately notify the Placement Agents and prepare and furnish to the Placement Agents an amendment or supplement to the Final Offering Circular that

USActive 57717504.4 13 will correct such statement or omission. The Issuer will not at any time amend or supplement the Final Offering Circular prior to having furnished the Placement Agents with a copy of the proposed form of the amendment or supplement and giving the Placement Agents a reasonable opportunity to review the same or in a manner to which the Placement Agents or their counsel shall object (unless the Issuer has determined it is required to so disclose pursuant to applicable law and after consultation with the Placement Agents (and, in such a circumstance, shall remove all references to the Placement Agents therefrom if so requested by the Placement Agents)). (b) During the period referred to in Section 6(a), the Issuer will furnish to the Placement Agents, without charge, copies of the Final Offering Circular (including all exhibits and documents incorporated by reference therein), the Transaction Documents, and all amendments or supplements to such documents, in each case, as soon as reasonably available and in such quantities as the Placement Agents may from time to time reasonably request. (c) Subject to compliance with Regulation FD, at all times during the course of the private placement contemplated hereby and prior to the Closing Date, (i) the Issuer will make available to each offeree (x) the Additional Offering Documents and (y) such information concerning any other relevant matters as it or any of its affiliates possess or can acquire without unreasonable effort or expense, as determined in good faith by it or such affiliate, as applicable, subject in the case of clause (y) to any applicable confidentiality restrictions (whether legal, contractual or otherwise) which would prohibit the Issuer from disclosing such information, (ii) the Issuer will provide each offeree the opportunity to ask questions of, and receive answers from, it concerning the terms and conditions of the offering and to obtain any additional information, to the extent it or any of its affiliates possess such information or can acquire it without unreasonable effort or expense (as determined in good faith by it or such affiliate, as applicable), necessary to verify the accuracy of the information furnished to the offeree subject to any applicable confidentiality restrictions (whether legal, contractual or otherwise) which would prohibit the Issuer from disclosing such information, (iii) the Issuer will not publish or disseminate any material in connection with the offering of the Notes except as contemplated herein or as consented to by the Placement Agents or in connection with the Issuer’s disclosure obligations under the Exchange Act, provided that no such disclosure under the Exchange Act would result in a requirement that the offering of the Notes be registered under §5 of the Securities Act, it being understood that nothing in this clause (iii) shall limit or prohibit the delivery of the Post-Closing Information, (iv) the Issuer will advise the Placement Agents promptly of the receipt by the Issuer of any communication from the SEC or any state securities authority concerning the offering or sale of the Notes, (v) the Issuer will advise the Placement Agents promptly of the commencement of any lawsuit or proceeding to which the Issuer is a party relating to the offering or sale of the Notes, and (vi) the Issuer will advise the Placement Agents of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or the initiation or threat of any procedure for any such purpose. (d) Subject to compliance with Regulation FD, the Issuer will furnish, upon the written request of any holder or of any owner of a beneficial interest in Notes, such information as is specified in paragraph (d)(4) of Rule 144A under the Securities Act (i) to such holder or beneficial owner, (ii) to a prospective purchaser of such Notes or interest therein designated by such holder or beneficial owner, or (iii) to the Trustee for delivery to such holder, beneficial owner or prospective purchaser, in order to permit compliance by such holder or beneficial owner with Rule

USActive 57717504.4 14 144A in connection with the resale of such Notes or beneficial interest therein by such holder or beneficial owner in reliance on Rule 144A unless, at the time of such request, the Issuer is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 or is exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b). (e) Except as otherwise provided in the Indenture, each Note will contain a legend to the effect set forth in the Final Offering Circular. (f) Neither the Issuer nor any of its affiliates or any other Person acting on their behalf shall engage, in connection with the offer and sale of the Purchased Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act, including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. (g) The Issuer shall not solicit any offer to buy from or offer to sell or sell to any Person any Notes, except through the Placement Agents or with the consent of the Placement Agents and/or as otherwise specified in the Indenture at any time prior to the Closing Date; on or prior to the Closing Date, neither the Issuer nor any of its affiliates shall publish or disseminate any material other than the Additional Offering Documents consented to by the Placement Agents, the Time of Sale Information and the Final Offering Circular in connection with the offer or sale of the Notes as contemplated by this Agreement, unless the Placement Agents shall have consented to the use thereof; if the Issuer or any of its affiliates makes any press release including “tombstone” announcements, in connection with the Transaction Documents, the Issuer shall permit the Placement Agents to review and approve such release in advance. (h) The Issuer shall not take, or permit or cause any of its affiliates to take, any action whatsoever which would have the effect of requiring the registration, under the Securities Act, of the offer or sale of the Notes. (i) The Issuer shall not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any Notes to facilitate the sale or resale of the Notes. (j) The Issuer shall apply the net proceeds from the sale of the Notes and the incurrence of the Class A-L Loans as set forth in the Final Offering Circular under the heading “Use of Proceeds”. Section 7. Conditions of the Placement Agents Obligations. The obligations of the Placement Agents to purchase the Purchased Notes on the Closing Date will be subject to the accuracy on the date hereof and the Closing Date (as if made on the

USActive 57717504.4 15 Closing Date), in all material respects, of the representations and warranties of the Issuer herein, to the performance, in all material respects, by the Issuer of their respective obligations hereunder and to the following additional conditions precedent: (a) The Notes shall have been duly authorized, executed, authenticated, delivered and issued, the Class A-L Loans shall have been duly incurred, the Transaction Documents shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect, and the documents required to be delivered pursuant to the Indenture in respect of the Collateral Obligations shall have been delivered to the Trustee pursuant to and as required by the Transaction Documents. (b) The Placement Agents shall have received (i) a certificate, dated as of the Closing Date, of an officer or manager of the Issuer to the effect that such officer has carefully examined this Agreement, the Final Offering Circular and the Transaction Documents and that, to the best of such officer’s knowledge (A) since the date information is given in the Final Offering Circular, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, results of operations, business affairs or business prospects of the Issuer whether or not arising in the ordinary course of business, or the ability of the Issuer to perform its obligations hereunder or under the Transaction Documents or in the characteristics of the Collateral Obligations except as contemplated by the Final Offering Circular, (B) the representations and warranties of the Issuer set forth herein are true and correct in all material respects as of the Closing Date, as though such representations and warranties had been made on and as of such date, (C) the Issuer has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the other Transaction Documents to which it is (or will be) a party, at or prior to the Closing Date, (D) the representations and warranties of the Issuer in the other Transaction Documents are true and correct in all material respects, as of the Closing Date, as though such representations and warranties had been made on and as of such date, and (E) nothing has come to the attention of such officer that would lead such officer to believe that the Time of Sale Information, as of the Time of Sale, contained any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) a certificate, dated as of the Closing Date, of an officer of the Collateral Manager to the effect that such officer has carefully examined the Final Offering Circular and that, to the best of such officer’s knowledge, nothing has come to the attention of such officer that would lead such officer to believe that the information under the headings “Risk Factors—Relating to the Collateral Manager,” “Risk Factors—Relating to Certain Conflicts of Interest—Certain Conflicts of Interest Relating to the Collateral Manager and its Affiliates,” “The EU/UK Retention Holder and EU/UK Risk Retention Requirements—Description of the EU/UK Retention Holder,” “The EU/UK Retention Holder and EU/UK Risk Retention Requirements—Origination of Collateral Obligations,” “The Collateral Manager and the Sub-Advisor” and the fifth paragraph under the heading “Risk Factors—General Commercial Risks—Legislative and regulatory actions in the United States and Europe may adversely affect the Issuer and the Debt—U.S. Risk Retention Rules” in the Final Offering Circular, as of the date of the Final Offering Circular and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

USActive 57717504.4 16 (c) The Class A-L Loans shall have been rated no less than “AAA (sf)” by S&P, the Class A-1 Notes and the Class A-1F Notes shall each have been rated no less than “AAA (sf)” by S&P, the Class B Notes shall have been rated no less than “AA (sf)” by S&P, the Class C Notes shall have been rated no less than “A (sf)” by S&P and the Class D Notes shall have been rated no less than “BBB- (sf)” by S&P, such ratings shall not have been rescinded, and no public announcement shall have been made by S&P that any ratings of the Debt have been placed under review. (d) The Placement Agents shall have received an opinion, dated the Closing Date, of Nixon Peabody LLP, counsel to the Trustee, the Loan Agent and the Collateral Administrator, in form and substance satisfactory to the Placement Agents. (e) The Placement Agents and the Issuer shall have received on the Closing Date the opinions of Cadwalader, Wickersham & Taft LLP, counsel for the Issuer, dated as of the Closing Date in substantially the form that is reasonably satisfactory to the Placement Agents. (f) The Placement Agents shall have received on the Closing Date the opinion of Dechert LLP, counsel for the Collateral Manager, dated as of the Closing Date in substantially the form that is reasonably satisfactory to the Placement Agents; (g) The Placement Agents shall have received from the Trustee a certificate signed by one or more duly authorized officers of the Trustee, dated the Closing Date, in customary form. (h) The Issuer shall have furnished or caused to be furnished to the Placement Agents and their counsel such further information, certificates and documents as the Placement Agents and their counsel may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement, the other Transaction Documents and all documents incident hereto shall be in all material respects reasonably satisfactory in form and substance to the Placement Agents and their counsel. (i) All documents incident hereto and to the other Transaction Documents shall be reasonably satisfactory in form and substance to the Placement Agents and their counsel. (j) The Closing Date occurs on or prior to May 27, 2022. If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above shall not be in all material respects reasonably satisfactory in form and substance to the Placement Agents, this Agreement and all of the Placement Agents’ obligations hereunder may be canceled by the Placement Agents at or prior to delivery of and payment for the Purchased Notes. Notice of such cancellation shall be given to the Issuer in writing, or by telephone or facsimile confirmed in writing. Section 8. Indemnification and Contribution. (a) The Issuer (an “indemnifying party” as such term is used in this Agreement), shall indemnify and hold harmless each Placement Agent, its respective officers, directors, employees, agents and each person, if any, who controls either Placement Agent within the meaning of either

USActive 57717504.4 17 the Securities Act or the Exchange Act and the respective affiliates of each Placement Agent (each an “indemnified party” as such term is used in this Agreement) from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which any indemnified party may become subject, under the Securities Act or Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Circular, any Additional Offering Document or the Time of Sale Information or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, and shall reimburse any such indemnified party for any legal and other expenses reasonably incurred by such indemnified party in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, that the indemnifying party shall not be liable to any such indemnified party in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made (x) in the case of Wells Fargo and the related indemnified parties, in the Wells Fargo Information or (y) in the case of NatWest Markets and the related indemnified parties, the NatWest Markets Information. The foregoing indemnity is in addition to any liability that the indemnifying party may otherwise have to any indemnified party. “Wells Fargo Information” means the statements set forth in the Time of Sale Information and in the Final Offering Circular (x) under the caption: “Plan of Distribution” (but solely the third, fourth, seventh, and eighth paragraphs under such caption) of the Final Offering Circular and (y) the statements under the heading “Risk Factors—Relating to Certain Conflicts of Interest—The Issuer will be subject to various conflicts of interest involving Wells Fargo and its Affiliates” and the Wells Fargo Information constitutes the only written information furnished to the Issuer by or on behalf of the indemnified parties specifically for inclusion in the Time of Sale Information, any Circular or any Additional Offering Document. “NatWest Markets Information” means the statements set forth in the Time of Sale Information and in the Final Offering Circular (x) under the caption: “Plan of Distribution” (but solely the third, fourth, seventh, and eighth paragraphs under such caption) of the Final Offering Circular and (y) the statements under the heading “Risk Factors—Relating to Certain Conflicts of Interest—The Issuer will be subject to various conflicts of interest involving NatWest Markets and its Affiliates” and the NatWest Markets Information constitutes the only written information furnished to the Issuer by or on behalf of the indemnified parties specifically for inclusion in the Time of Sale Information, any Circular or any Additional Offering Document. (b) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify such indemnifying party in writing of the claim or commencement of that action, provided, however, that the failure to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have to an indemnified party under this Section 8, except to the extent that such indemnifying party has been materially prejudiced by such failure and, provided, further, that the failure to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify an indemnifying party thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel

USActive 57717504.4 18 reasonably satisfactory to such indemnified party. After notice from any such indemnifying party or parties to the indemnified party or parties of its or their election to assume the defense of such claim or action, any such indemnifying party or parties shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense thereof; provided that the indemnified party seeking such indemnity shall have the right to employ counsel to represent it and any other indemnified party who may be subject to liability arising out of any claim or action in respect of which indemnity may be sought by an indemnified party against an indemnifying party under this Section 8 if (i) in the reasonable judgment of such indemnified party, there may be legal defenses available to it and any other indemnified party different from or in addition to those available to the Issuer, or there is a conflict of interest between it and any other indemnified party, on one hand, and the Issuer, on the other, or (ii) the Issuer shall fail to select counsel reasonably satisfactory to such indemnified party or parties, and in such event the fees and expenses of such separate counsel shall be paid by the Issuer. In no event shall the Issuer be liable for the fees and expenses of more than one separate firm of attorneys for all indemnified parties in connection with any other action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) does not include a statement as to, or admission of, fault, culpability or a failure to act by or on behalf of any such indemnified party, and (ii) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. (c) If the indemnification provided for in this Section 8 shall for any reason be unavailable to an indemnified party under subsection 8(a) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuer on the one hand (without duplication) and the applicable Placement Agent on the other from the offering and sale of the Purchased Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer on the one hand and the applicable Placement Agent on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand (without duplication) and the applicable Placement Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering and sale of the Purchased Notes (before deducting expenses) received by the Issuer bear (without duplication) to the total fees actually received by the applicable Placement Agent with respect to such offering and sale. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuer or by the applicable Placement Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer and the Placement Agents agree that it would not be just and equitable if contributions pursuant to this subsection 8(c) were to be

USActive 57717504.4 19 determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this subsection 8(c), shall be deemed to include, for purposes of this subsection 8(c), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection 8(c), the Placement Agents shall not be required to contribute any amount in excess of the aggregate fee actually paid to such Placement Agent with respect to the offering of the Purchased Notes. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Placement Agents’ respective liabilities if indemnification or contribution is insufficient in respect of any losses, claims, damages and liabilities subject to indemnification or contribution hereunder, are several in proportion to the percentage of the total fees received by each Placement Agent under this Agreement, and not joint. (d) The indemnity agreements contained in this Section 8 shall survive the delivery of the Purchased Notes, and the provisions of this Section 8 shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party. Section 9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Placement Agents, by notice given to the Issuer prior to delivery of and payment for the Purchased Notes, if prior to such time (i) trading in securities generally on the New York Stock Exchange or Euronext Dublin shall have been suspended or materially limited or any setting of minimum prices for trading on such exchange shall have occurred, (ii) there shall have been, since the respective dates as of which information is given in the Time of Sale Information or the Final Offering Circular, any material adverse change in the condition, financial or otherwise, or in the properties (including, without limitation, the Collateral Obligations) or the earnings, business affairs or business prospects of the Issuer or the Collateral Manager, whether or not arising in the ordinary course of business; (iii) a general moratorium on commercial banking activities in New York shall have been declared by relevant authorities, or (iv) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crises the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Placement Agents, impracticable or inadvisable to market the Purchased Notes on the terms and in the manner contemplated by each Circular as amended or supplemented. Section 10. Severability Clause. Any part, provision, representation, or warranty of this Agreement which is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

USActive 57717504.4 20 Section 11. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid and effective only upon receipt and if sent to the Placement Agents, will be delivered to (i) the Placement Agents at: (a) Wells Fargo Securities, LLC, Duke Energy Center, 550 South Tryon Street, MAC D1086-051, Charlotte, North Carolina 28202, Attention: Corporate Debt Finance and (b) NatWest Markets Plc, 250 Bishopsgate, London EC2M 4AA, Email: PrivateFinancingSecuritisedProductsCorporates@natwestmarkets.com, or at any other address or email address furnished in writing by the Placement Agents and (ii) the Issuer at: Churchill NCDLC CLO-I, LLC, c/o Churchill Asset Management LLC, 430 Park Avenue, 14th Floor, New York, New York 10022, Attention: Marissa Short, Fund Controller, Email: Marissa.Short@churchillam.com, with a copy to: Nuveen Churchill Direct Lending Corp., 8500 Andrew Carnegie Blvd., Charlotte, North Carolina 28262, Attention: John D. McCally, Email: John.McCally@nuveen.com, or at any other address or email address furnished in writing by the Issuer. Section 12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Issuer and their respective officers and of the Placement Agents set forth in or made pursuant to this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Placement Agents, the Issuer or any indemnified party referred to in Section 8 of this Agreement and will survive delivery of and payment for the Purchased Notes. Section 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors by merger, consolidation or acquisition of their assets substantially as an entity and each indemnified party referred to in Section 8 of this Agreement, and, except as specifically set forth herein, no other person will have any right or obligation hereunder. Section 14. Applicable Law. (a) THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. (b) Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against any or both of the Issuer brought by either Placement Agent or by any person who controls either Placement Agent arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the United States District Court for the Southern District of New York or any New York State court located in the Borough of Manhattan, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereinafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Issuer irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this

USActive 57717504.4 21 Agreement or the transactions contemplated hereby that is instituted in the United States District Court for the Southern District of New York or any New York State court located in the Borough of Manhattan. The Issuer has appointed Corporation Service Company, 19 West 44th Street, Suite 200, New York, New York 10036, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby that may be instituted in the United States District Court for the Southern District of New York or any New York State court located in the Borough of Manhattan by either Placement Agent or by any person who controls either Placement Agent, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Issuer represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Issuer shall be deemed, in every respect, effective service of process upon the Issuer. Section 15. Counterparts, Etc. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts each of which shall be deemed an original, which taken together shall constitute one and the same instrument. Section 16. No Petition; Limited Recourse. (a) Each Placement Agent covenants and agrees that, prior to the date that is one year and one day (or such longer preference period as shall then be in effect plus one day) after the payment in full of each Class of Debt rated by any Rating Agency, it will not institute against the Issuer or join any other Person in instituting against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. (b) Notwithstanding anything to the contrary herein, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer payable solely from the Assets securing the Secured Debt, and following the exhaustion of such Assets, any claims of the Placement Agents hereunder against the Issuer shall be extinguished and shall not thereafter revive. All payments by the Issuer to the Placement Agents hereunder shall be made subject to and in accordance with the Priority of Payments set forth in Section 11.1(a) of the Indenture. (c) This Section 16 will survive the termination of this Agreement. Section 17. Arm’s-Length Transaction; Other Transactions. (a) The Issuer acknowledges and agrees that (i) the purchase and sale of the Purchased Notes pursuant to this Agreement, including the determination of the offering price of the Purchased Notes and any related discounts and commissions, is an arm’s-length commercial

USActive 57717504.4 22 transaction between the Issuer, on the one hand, and the applicable Placement Agent, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each Placement Agent is and has been acting solely as a principal and is not an agent or fiduciary of the Issuer or any of its equity holders, creditors, employees or any other party, (iii) no Placement Agent has assumed or will assume an advisory or fiduciary responsibility in favor of the Issuer with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether either Placement Agent has advised or is currently advising the Issuer on other matters) and neither Placement Agent has any obligation to the Issuer with respect to the offering contemplated hereby, except the obligations expressly set forth in this Agreement, and (iv) neither Placement Agent has provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Issuer have consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate. (b) The Issuer acknowledges and agrees that the Placement Agents and their respective Affiliates may presently have and may in the future have investment and commercial banking, trust and other relationships with parties other than the Issuer, which parties may have interests with respect to the purchase and sale of the Debt. Although the Placement Agents in the course of such other relationships may acquire information about the purchase and sale of the Debt, potential purchasers of the Debt or such other parties, the Placement Agents shall not have any obligation to disclose such information to the Issuer. Furthermore, the Issuer acknowledges that the Placement Agents may have fiduciary or other relationships whereby the Placement Agents may exercise voting power over securities of various persons, which securities may from time to time include securities of the Issuer or its Affiliates or of potential purchasers. The Issuer acknowledges that the Placement Agents may exercise such powers and otherwise perform any functions in connection with such fiduciary or other relationships without regard to its relationship to the Issuer hereunder. Section 18. Recognition of U.S. Special Resolution Regimes. (a) The Issuer agrees with the Placement Agents at the date of this Agreement and on the Closing Date as follows: (i) In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States or a State of the United States. (ii) In the event that a Covered Party or any BHC Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, any Default Right under this Agreement that may be exercised against such Covered Party is permitted to be exercised to no greater extent than such Default Right could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a State of the United States.

USActive 57717504.4 23 (b) For purposes of the foregoing, the following terms shall have the meaning set forth below: (i) “BHC Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k). (ii) “Covered Party” means any party to this Agreement that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b). (iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable. (iv) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd- Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder. [REST OF PAGE INTENTIONALLY LEFT BLANK]

[Signature Page to Purchase and Placement Agreement] If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Issuer and the Placement Agents. Very truly yours, CHURCHILL NCDLC CLO-I, LLC By: Churchill Asset Management LLC By: Name: John McCally Title: General Counsel /s/ John McCally

[Signature Page to Purchase and Placement Agreement] The foregoing Agreement is hereby confirmed and accepted as of the date first above written. WELLS FARGO SECURITIES, LLC, as Initial Purchaser By: Name: Title: Louis Allan Schmitt Managing Director /s/ Louis Allan Schmitt

[Signature Page to Purchase and Placement Agreement] The foregoing Agreement is hereby confirmed and accepted as of the date first above written. NATWEST MARKETS PLC, as Co-Placement Agent By: Name: Title: Amit Malhotra Director /s/ Amit Malhotra

SCHEDULE I Wells Fargo Securities, LLC Class of Notes Principal Amount Purchase Price A-1 $199,000,000 100.00000% A-1F $34,250,000 99.99957% B $47,250,000 100.00000% C $31,500,000 100.00000% D $27,000,000 100.00000% Subordinated $79,325,000 100.00000% NatWest Markets Plc Class of Notes Principal Amount Purchase Price A-1 $0 N/A A-1F $0 N/A B $0 N/A C $0 N/A D $0 N/A Subordinated $0 N/A

SCHEDULE II TIME OF SALE INFORMATION Churchill NCDLC CLO-I, LLC **Priced** 144A/Reg S CLS SIZE WAL S&P RATING COUPON PRICE A-1 $199,000,000 5.17 AAA (sf) S + 1.80 100.00000 A-1F $34,250,000 5.17 AAA (sf) 4.415% 99.99957 B $47,250,000 6.89 AA (sf) S + 2.30 100.00000 C $31,500,000 7.48 A (sf) S + 3.15 100.00000 D $27,000,000 8.08 BBB- (sf) S + 4.15 100.00000 Subordinated $79,325,000 N/A N/A N/A 100.00000